                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 1995 95-6 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1995 to November 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of December, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                     Assistant Controller

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.40%, 6.65%,
                              7.00%, 7.25%, 7.60%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1995

                                     CUSIP#'S  393505-HM-7,HN5,HP0,HQ8,HR6,HS4
                                     TRUST ACCOUNT #3334348-0
                                     REMITTANCE DATE:  12/15/95



                                                   Total $         Per $1,000
                                                    Amount          Original
                                                  ---------       ------------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                            5,474,217.99

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                         0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                              0.00

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate
              (6.15%, unless Weighted Average
               Contract Rate is below 6.15%)          6.15%
          b. Class A-1 Interest                  210,073.85         4.37653854
          c. Class A-2 Remittance Rate
              (6.40%, unless Weighted Average
               Contract Rate is below 6.40%)          6.40%
          d. Class A-2 Interest                  341,333.33         5.33333328
          e. Class A-3 Remittance Rate
              (6.65%, unless Weighted Average
               Contract Rate is below 6.65%)          6.65%
          f. Class A-3 Interest                  221,666.67         5.54166675
          g. Class A-4 Remittance Rate
              (7.00%, unless Weighted Average
               Contract Rate is below 7.00%)          7.00%
          h. Class A-4 Interest                  262,500.00         5.83333333
          i. Class A-5 Remittance Rate
              (7.25%, unless Weighted Average
               Contract Rate is below 7.25%)          7.25%
          j. Class A-5 Interest                  364,010.42         6.04166672
          k. Class A-6 Remittance Rate
              (7.60%, unless Weighted Average
               Contract Rate is below 7.60%)          7.60%
          l. Class A-6 Interest                  456,000.00         6.33333333

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                  .00                .00


                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.40%, 6.65%,
                              7.00%, 7.25%, 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995

                                CUSIP#'S   393505-HM-7,HN5,HP0,HQ8,HR6,HS4
                                TRUST ACCOUNT #3334348-0
                                REMITTANCE DATE:  12/15/95

   (4)    Remaining:
          a. Unpaid Class A Interest
             Shortfall                                          .00            .00

B.  Principal
    (5) Formula Principal Distribution
        Amount                                         2,237,278.97             N/A
        a. Scheduled Principal                           515,215.81             N/A
        b. Principal Prepayments                       1,083,735.75             N/A
        c. Liquidated Contracts                                 .00             N/A
        d. Repurchases                                   638,327.41             N/A

    (6) Pool Scheduled Principal
        Balance                                       387,447,461.0    976.68923095
   (6a) Pool Factor                                       .97668923

    (7) Unpaid Class A Principal Shortfall
        (if any) following prior Remittance
        date                                                    .00

    (8) Class A Percentage for such Remittance
        Date (Until Class B Cross-Over Date,
        and on each Remittance Date thereafter
        unless each Class B Principal
        Distribution Test is satisfied, equals
        Class A Principal Balance, divided by Pool
        Scheduled Principal Balance)                         90.33%

    (9) Class A Percentage for the following
        Remittance Date                                      90.27%

   (10) Class A Principal Distribution:
        a. Class A-1                                   2,237,278.97    46.60997854
        b. Class A-2                                            .00            .00
        c. Class A-3                                            .00            .00
        d. Class A-4                                            .00            .00
        e. Class A-5                                            .00            .00
        f. Class A-6                                            .00            .00

   (11) Class A-1 Principal Balance                   38,752,741.00   807.34877083
  (11a) Class A-1 Pool Factor                             .80734877

   (12) Class A-2 Principal Balance                   64,000,000.00   1000.0000000
  (12a) Class A-2 Pool Factor                            1.00000000

   (13) Class A-3 Principal Balance                   40,000,000.00   1000.0000000
  (13a) Class A-3 Pool Factor                            1.00000000

   (14) Class A-4 Principal Balance                   45,000,000.00   1000.0000000
  (14a) Class A-4 Pool Factor                            1.00000000

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.40%, 6.65%,
                              7.00%, 7.25%, 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995


                                     CUSIP#'S  393505-HM-7,HN5,HP0,HQ8,HR6,HS4
                                     TRUST ACCOUNT #3334348-0
                                     REMITTANCE DATE:  12/15/95



     (15)  Class A-5 Principal Balance    60,250,000.00    1000.0000000
     (15a) Class A-5 Pool Factor             1.00000000

     (16)  Class A-6 Principal Balance    72,000,000.00    1000.0000000
     (16a) Class A-6 Pool Factor             1.00000000

     (17)  Unpaid Class A Principal Shortfall
           (if any) following current Remittance
           Date                                     .00

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (18)  31-59 days                      2,381,350.76              71

     (19)  60 days or more                   734,394.52              24

     (20)  Current Month Repossessions       114,790.53               4

     (21)  Repossession Inventory            327,652.87              11

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in July 1999)

     (22)  Average Sixty-Day Delinquency Ratio Test

           (a) Sixty-Day Delinquency Ratio for current
               Remittance Date                                     .19%

           (b) Average Sixty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 3.5%)                        .10%

     (23) Average Thirty-Day Delinquency Ratio Test

           (a) Thirty-Day Delinquency Ratio for current
               Remittance Date                                     .61%

           (b) Average Thirty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 5.5%)                        .45%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.40%, 6.65%,
                              7.00%, 7.25%, 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995


                                     CUSIP#'S  393505-HM-7,HN5,HP0,HQ8,HR6,HS4
                                     TRUST ACCOUNT #3334348-0
                                     REMITTANCE DATE:  12/15/95


     (24)  Cumulative Realized Losses Test

           (a) Cumulative Realized Losses for the current Remittance
               Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed 5.5% from September 1, 1999 to August 31, 2000, 6.5% from September 1, 2000 to
               August 31, 2001, 8.5% from September 1, 2001
               to Aguust 31, 2002 and 9.5% thereafter)                   0%

     (25)  Current Realized Losses Test

           (a) Current Realized Losses for current Remittance
               Date                                                       0

           (b) Current Realized Loss Ratio (total Realized Losses
               for the most recent three months, multiplied by 4,
               divided by arithmetic average of Pool Scheduled
               Principal Balances for third preceding Remittance
               and for current Remittance Date; may not exceed
               2.25%)                                                    0%

     (26)  Class B Principal Balance Test

           (a) Class B Principal Balance (before any distributions
               on current Remittance Date) divided by pool Scheduled Principal Balance for prior Remittance date (must equal or exceed 14.5%) and the Class B Principal
               Balance as of such Remittance Date is greater than
               or equal to $7,933,894.00                              9.67%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-6
                             CLASS M1 CERTIFICATES
                                  MONTHLY REPORT     CUSIP#'S 393505-HT2
                                  November, 1995     TRUST ACCOUNT #3334348-0
                                      Page 5         REMITTANCE DATE:  12/15/95


                                              Total $           Per $1,000
                                               Amount            Original
                                            ------------       --------------
CLASS M1 CERTIFICATES
---------------------
 (27)  Amount available (including Monthly
       Servicing Fee)                       1,381,354.75

A.     Interest
 (28)  Aggregate interest
       a.  Class M-1 Remittance Rate (8.10%,
           unless Weighted Average Contract
           Rate is below 8.10%)                    8.10%
       b.  Class M-1 Interest                 200,812.00           6.75000000
 (29)  Amount applied to Class M-1 Interest
       Deficiency Amount                             .00                    0
 (30)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                             .00                    0

 (31)  Amount Applied to:
       a.  Unpaid Class M-1 Interest Shortfall       .00                    0

 (32)  Remaining:
       a.  Unpaid Class M-1 Interest Shortfall       .00                    0
B.     Principal
 (33)  Formula Principal Distribution Amount
       a.  Scheduled Principal                       .00                  N/A
       b.  Principal Prepayments                     .00                  N/A
       c.  Liquidated Contracts                      .00                  N/A
       d.  Repurchases                               .00                  N/A

 (34)  Class M-1 Principal Balance         29,750,000.00        1000.00000000
(34a)  Class M-1 Pool Factor                  1.00000000
 (35)  Class M-1 Percentage after prior
       Remittance Date                              .00%
 (36)  Class M-1 Percentage for such Remittance
       Date                                         .00%
 (37)  Class M-1 Percentage for the following
       Remittance Date                              .00%
 (38)  Class M-1 Principal Distribution:
       a.  Class M-1                                 .00           0.00000000
       b.  Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                      .00
 (39)  Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance
       Date                                          .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-6
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                November, 1995

                                                CUSIP#'S 393505-HU9, HV7
                                                REMITTANCE DATE:  12/15/95

                                                Total$           Per $1,000
                                                Amount            Original
                                             -----------        ------------

Class B1 Certificates
-----------------------
(1)   Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including
      Monthly Servicing Fee)                 1,180,542.25

(2)   Class B-1 Remittance Rate (7.70% unless
      Weighted Average Contract Rate is
      below 7.70%)                                  7.70%

(3)   Aggregate Class B1 Interest              127,370.83          6.41666650

(4)   Amount applied to Unpaid Class
      B1 Interest Shortfall                           .00                 .00

(5)   Remaining unpaid Class B1
      Interest Shortfall                              .00                 .00

(6)   Amount applied to Class B1 Interest
      Deficiency Amount                               .00

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                               .00

(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date        .00

(9)   Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)           .00

(9a)  Class B Percentage for the following
      Remittance Date                                 .00

(10)  Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)          .00

(11a) Class B1 Principal Shortfall                    .00

(11b) Unpaid Class B1 Principal Shortfall             .00

(12)  Class B Principal Balance             37,694,720.00

(13)  Class B1 Principal Balance            19,850,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-6
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                November, 1995
                                    Page 2

                                            CUSIP#'S    393505-HU9, HV7
                                            REMITTANCE DATE:  12/15/95

                                                  Total $       Per $1,000
                                                   Amount        Original
                                                 ----------   -------------
Class B2 and C Certificates
--------------------------
(12)  Remaining Amount Available                1,053,171.42

(13)  Class B-2 Remittance Rate (8.00%
      unless Weighted Average Contract
      Rate is less than 8.00%)                         8.00%

(14)  Aggregate Class B2 Interest                 118,964.80    6.66666667

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                              .00           .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                                 .00           .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date           .00

(18)  Class B2 Principal Liquidation Loss Amount         .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)          .00

(20)  Guarantee Payment                                  .00

(21)  Class B2 Principal Balance               17,844,720.00

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount, Class M-1 Distribution
      Amount, Class B-1 Distribution Amount and
      Class B-2 Distribution Amount; if the
      Company is the Servicer)                    162,368.64

(23)  3% Guarantee Fee                            771,837.98

(24)  Class C Residual Payment                           .00

(25)  Class M-1 Interest Deficiency on such
      Remittance Date                                    .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-6
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                November, 1995
                                    Page 3

                                                CUSIP#'S   393505-HU9, HV7
                                                REMITTANCE DATE:  12/15/95

                                                   Total         $Per $1,000
                                                   Amount          Original
                                                  --------        ----------
(26)  Class B-1 Interest Deficiency on such
      Remittance Date                                  .00

(27)  Repossessed Contracts                     114,790.53

(28)  Repossessed Contracts Remaining
      in Inventory                              327,652.87

(29)  Weighted Average Contract Rate              10.26757

                                     GTFC
                                    1995-6
                                November, 1995
                         Contracts Repurchased Due to
                    Breach of Representation and Warranties






                                                                 Repurchase
Account#             Principal              Interest              Amount
--------            -----------            ---------            -----------
[S]                 [C]                    [C]                  [C]

24410467              73,408.38               450.24              73,858.62
29414236              42,732.59               262.09              42,994.68
50420098              69,764.68               427.89              70,192.57
50420123              70,346.85               431.46              70,778.31
52409985              99,980.84               613.22             100,594.06
57415147              61,719.54               378.55              62,098.09
60407122              78,672.72               482.53              79,155.25
80415432              68,413.28               419.60              68,832.88
80415558              73,288.53               449.50              73,738.03
                    -----------            ---------            -----------

TOTALS              $638,327.41            $3,915.08            $642,242.49
                    ===========            =========            ===========